UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 26, 2001

AMERISTAR CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-22494 (Commission File Number)	88-0304799 (IRS Employer Identification Number)

3773 Howard Hughes Parkway, Suite 490 South Las Vegas, Nevada (Address of principal executive offices)	89109 (Zip Code)

(702) 567-7000
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
AMERISTAR CASINOS, INC. PRESS RELEASE

ITEM 5. OTHER EVENTS

      On June 26, 2001, Ameristar Casinos, Inc., a Nevada corporation (the “Company”), issued a press release (the “Press Release”) announcing that it has presented to the staff of the Missouri Gaming Commission its revised master plan for the new casino and entertainment facility currently under construction in St. Charles, Missouri. The Press Release is filed herewith as an exhibit to this Report and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits. The Exhibit listed below is incorporated herein in its entirety.

Exhibit No	Description

99.1	June 26, 2001 Press Release of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISTAR CASINOS, INC.

	By:	/s/ Gordon R. Kanofsky

June 26, 2001 (Date)		Gordon R. Kanofsky Senior Vice President of Legal Affairs

Exhibit Number and Page No.	Description of Exhibit	Method of Filing

99.1, 4	June 26, 2001 Press Release of the Company	Filed electronically herewith

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